UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 24, 2017

NMI Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36174	45-4914248
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Powell Street, 12th Floor, Emeryville, CA.
(Address of Principal Executive Offices)

94608
(Zip Code)
(855) 530-6642
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Item 7.01    Regulation FD Disclosure.
NMI Holdings, Inc. ("NMIH") announced today that its wholly owned subsidiary, National Mortgage Insurance Corporation, intends to proceed with a capital markets-based reinsurance transaction with a newly-formed Bermuda special purpose insurer (the “Issuer”).  In connection with the proposed transaction, (i) National Mortgage Insurance Corporation will purchase $211.3 million of excess of loss reinsurance protection from the Issuer, covering an existing portfolio of mortgage insurance policies and (ii) the Issuer will simultaneously issue $211.3 million of unregistered securities to third party capital markets investors that are linked to the reinsurance coverage.  The Issuer is not a subsidiary or affiliate of NMIH.
The mortgage insurance-linked note offering launched today and is expected to close in the first week of May 2017, subject to market and other customary conditions.  There can be no assurances that such offering or the related reinsurance transaction will be completed.
The securities described herein have not been and will not be registered under the U.S. Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This report shall not constitute an offer to sell or a solicitation of an offer to buy any of the aforementioned securities and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which, or to any person to whom, such an offer, solicitation or sale would be unlawful.
Certain statements in this report may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (Securities Act), Section 21E of the Securities Exchange Act of 1934, as amended (Exchange Act), and the U.S. Private Securities Litigation Reform Act of 1995 (PSLRA). The PSLRA provides a "safe harbor" for any forward-looking statements. These statements are based upon our current belief as to the outcome and timing of future events. All statements included in this report other than statements of historical fact, including all statements regarding the proposed offering of the notes, are forward-looking statements, including any statements about our expectations, outlook, beliefs, predictions, forecasts, objectives, assumptions or future events. All forward-looking statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that may turn out to be inaccurate and could cause actual results to differ materially from those expressed in them. Many risks and uncertainties are inherent in our industry and markets. These risks and uncertainties also include, but are not limited to, those set forth under the heading "Risk Factors" detailed in Item 1A of Part I of our Annual Report on Form 10-K for the year ended December 31, 2016, as subsequently updated through other reports we file with the SEC. All subsequent written and oral forward-looking statements attributable to NMIH or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. We caution you not to place undue reliance on any forward-looking statement, which speaks only as of the date on which it is made, and we undertake no obligation to publicly update or revise any forward-looking statement to reflect new information, future events or circumstances that occur after the date on which the statement is made or to reflect the occurrence of unanticipated events except as required by law.
The information disclosed under this Item shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NMI Holdings, Inc.
(Registrant)

Date: April 24, 2017	By:	/s/ Nicole C. Sanchez
Nicole C. Sanchez
VP, Associate General Counsel